                                                                ----------------
                                                                 EXECUTION COPY
                                                                ----------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      Assignment, Assumption and Recognition Agreement, dated June 29, 2006, among Bank of America, National Association, a national banking association
("Assignor"), Banc of America Funding Corporation, a Delaware corporation
("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-4 Trust ("Assignee"), Wells Fargo
Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding 2006-4 Trust, and SunTrust Mortgage,
Inc., a Virginia corporation ("SunTrust").

      WHEREAS, pursuant to (i) that certain Flow Sale and Servicing Agreement, dated as of February 1, 2004, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation), as purchaser, and SunTrust, as seller, (ii) that certain Amendment No. 1, dated as of June 1, 2004, by and between the Assignor and SunTrust, (iii) that certain Master Assignment,
Assumption and Recognition Agreement, dated September 1, 2004, by and among Banc of America Mortgage Capital Corporation, SunTrust, the Assignor and Wachovia
Bank, National Association, (iv) that certain Amendment No. 2, dated as of
November 1, 2004, by and between the Assignor and SunTrust, (v) that certain
Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreement,
dated as of January 1, 2006, by and between the Assignor and SunTrust, (vi) that certain Memorandum of Sale, dated as of February 3, 2006, by and between the
Assignor and SunTrust, (vii) that certain Memorandum of Sale, dated as of May 5,
2006, by and between the Assignor and SunTrust, (viii) that certain Memorandum of Sale, dated as of May 25, 2006, by and between the Assignor and SunTrust, and
(ix) that certain Memorandum of Sale, dated as of June 9, 2006, by and between the Assignor and SunTrust (collectively, the "Sale and Servicing Agreement"), each of which is attached in Appendix I hereto, the Assignor purchased the
Mortgage Loans (as defined herein) from SunTrust and SunTrust currently services the Mortgage Loans;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

      WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

      WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the
Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities
Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to the Assignee, all of the right, title and interest of the Assignor in, to and under the Sale and Servicing Agreement, and the mortgage loans delivered under such agreement by SunTrust to the
Assignor (who delivered such mortgage loans to the Assignor) and listed on
Exhibit A attached hereto (the "Mortgage Loans").

      The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Sale and Servicing Agreement other than the Mortgage Loans.

      2.    The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

      a.    The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

      b.    The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to SunTrust with respect to the Sale and Servicing Agreement or the Mortgage
            Loans;

      c.    The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale and Servicing
            Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale and Servicing
            Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Sale and
            Servicing Agreement or the Mortgage Loans; and

      d.    Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
            Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

                                        2

      3.    From and after the date hereof, SunTrust shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 9.01 of the Sale and Servicing
Agreement, continue to service the Mortgage Loans pursuant to the Sale and
Servicing Agreement, as modified by Section 11 of this Agreement, for the benefit of the Assignee.

      4.    SunTrust acknowledges that the Master Servicer, pursuant to the
Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Sale and Servicing Agreement with respect to the Mortgage
Loans. The Master Servicer shall be authorized to enforce directly against
SunTrust any of the obligations of SunTrust to the Assignor or its assignees provided for in the Sale and Servicing Agreement relating to the Mortgage Loans including, without limitation, the right to exercise any and all rights of the
Assignor (but not the obligations) under the Sale and Servicing Agreement to monitor and enforce the obligations of SunTrust thereunder, the right to terminate SunTrust under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by SunTrust under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by SunTrust under the Sale and Servicing Agreement, the right to examine the books and records of
SunTrust, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by SunTrust. All remittances by
SunTrust shall be made to the account or accounts designated by the Master
Servicer to SunTrust in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING,
ACCT: 3970771416, FFC TO: BAFC 2006-4 # 50928600.

      5.    The Assignee shall notify SunTrust in writing within 5 business days thereafter, but in no event later than the next Remittance Date, of the appointment of any successor to Wells Fargo as Master Servicer under the Pooling
Agreement.

      6.    SunTrust hereby restates as of the date hereof, for the benefit of each of the other parties hereto, each of the representations and warranties in
Sections 3.01 and 3.02 of the Sale and Servicing Agreement with the same effect under such Sale and Servicing Agreement as if such representations and warranties had been made as of the date hereof, provided, however, that with respect to those representations and warranties that relate to the delinquency or condition of any Mortgaged Property (as defined in the Sale and Servicing
Agreement), SunTrust restates such representations and warranties as of the
Closing Date (as defined in the Sale and Servicing Agreement). SunTrust hereby represents and warrants to each of the other parties hereto (i) that it has serviced the Mortgage Loans in accordance with the terms of the Sale and
Servicing Agreement, (ii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iii) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct.

                                        3

      7.    SunTrust hereby agrees to cooperate with BAFC, the Master Servicer and the Securities Administrator to enable BAFC, the Master Servicer and the
Securities Administrator to fully comply with all Securities and Exchange
Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named "Banc of America Funding 2006-4 Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's published rules regarding asset-backed securities
(Release Nos. 33-8518); 34-50905; File No. S7-21-0433-8419).

      8.    SunTrust hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      9.    In accordance with Sections 2.01 and 9.01 of the Sale and Servicing
Agreement, the Assignor hereby instructs SunTrust, and SunTrust hereby agrees, to release from its custody and deliver the contents of the Servicing File (as defined in the Sale and Servicing Agreement) for each Mortgage Loan to the
Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 12 herein on or before the closing date of the related Pass-Through Transfer (as defined in the Sale and Servicing Agreement).

      10.   SunTrust hereby agrees that it will make Monthly Advances as contemplated by Section 5.03 of the Sale and Servicing Agreement through the
Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property, subject to the final proviso of the third sentence of Section 5.03.

      11.   SunTrust, BAFC and the Assignee hereby agree to the following modifications to the Sale and Servicing Agreement with respect to the Mortgage
Loans:

      a.    Article 1.

            (i) The definition of "Qualified Substitute Mortgage Loan" is hereby deleted in its entirety and replaced with the following:

            "A mortgage loan eligible to be substituted by the Company for a
            Deleted Mortgage Loan which must, on the date of such substitution,
            (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted
            Mortgage Loan, an aggregate principal balance), not in excess of the
            Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a
            Mortgage Loan Remittance Rate not less than, and not more than 2%
            greater than the Mortgage Loan Remittance Rate of the Deleted
            Mortgage Loan; (iii) have a remaining

                                        4

            term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v)
            be of the same type as the Deleted Mortgage Loan; (vi) have the same
            Mortgage Interest Rate as the Deleted Mortgage Loan; (vii) have a
            FICO score not less than that of the Deleted Mortgage Loan, (vii)
            have an LTV not greater than that of the Deleted Mortgage Loan; (ix)
            have a credit grade not lower in quality than that of the Deleted
            Mortgage Loan and (x) have the same lien status as the Deleted
            Mortgage Loan."

            (ii) The definition of "Remittance Date" is hereby deleted in its entirety and replaced with the following:

            "The eighteenth (18th) day (or if such day is not a Business Day, the immediately preceding Business Day) of any month, beginning with the First Remittance Date."

      b.    Section 3.02. Section 3.02 is hereby modified by inserting the following as subsection (iii):

            "No Mortgage Loan (other than a Mortgage Loan that is a New Jersey covered purchase loan originated on or after November 27, 2003 through July 6, 2004) is a High Cost Loan or Covered Loan, as
            applicable (as such terms are defined in S&P's LEVELS(R) Glossary
            Version 5.7 (or the now-current version thereof) and no Mortgage
            Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act."

      c.    Section 4.04. Section 4.04 is hereby modified by adding the following sentence after the penultimate sentence:

            "The amount of any losses incurred on funds deposited in the
            Custodial Account shall be deposited by the Company into the
            Custodial Account on the Business Day prior to the Remittance Date."

      d.    Section 4.17. Section 4.17 is hereby modified by replacing the phrase "on or before the Remittance Date" in the second line with
            "on or before the 5th Business Day".

      e.    Section 5.02. The third paragraph of Section 5.02 is hereby modified to read as follows: Not later than the fifth (5th) Business Day of each month, the Company shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit F-1, a monthly remittance advice in the form set forth in Exhibit F-2, and a realized loss report in the form set forth in Exhibit F-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance
            Date and as to the period ending on the last day of the month preceding such Remittance Date.

                                        5

            The exhibits referenced in this Section 11(e) are attached to this
            Agreement as Exhibit B hereto.

      12.   The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans and the Sale and Servicing
Agreement is:

            U.S. Bank National Association
            209 S. LaSalle Street, Suite
            300 Chicago, Illinois 60604
            Attention: Structured Finance Trust Services, BAFC 2006-4

      The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

            Bank of America, National Association
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: Managing Director

      BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            Banc of America Funding Corporation
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: General Counsel and Chief Financial Officer

                               [Signatures Follow]

                                        6

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                          Bank of America, National Association,
                                          as Assignor

                                          By: /s/ Bruce W. Good
                                              ----------------------------------
                                          Name:   Bruce W. Good
                                          Title:  Vice President

                                          U.S. Bank National Association,
                                          as Assignee

                                          By: /s/ Melissa A. Rosal
                                              ----------------------------------
                                          Name:   Melissa A. Rosal
                                          Title:  Vice President

                                          Banc of America Funding Corporation

                                          By: /s/ Scott Evans
                                              ----------------------------------
                                          Name:   Scott Evans
                                          Title:  Senior Vice President

                                          SunTrust Mortgage, Inc., as servicer

                                          By: /s/ Annette Holman-Foreman
                                              ----------------------------------
                                          Name:   Annette Holman-Foreman
                                          Title:  Vice President

Acknowledged and Agreed as
of the date first above written:

Wells Fargo Bank, N.A., as master servicer

By: /s/ Peter A. Gobell
    ---------------------------------
Name:   Peter A. Gobell
Title:  Vice President

       [Assignment, Assumption and Recognition Agreement for BAFC 2006-4]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

       [Please refer to Exhibit D to the Pooling and Servicing Agreement.]

                                       A-1

                                    EXHIBIT B

--------------------------------------------------------------------------------
EXHIBIT G-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                                   DESCRIPTION                        DECIMAL      FORMAT COMMENT
----------------------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR                A unique number assigned to a loan by the
                                 Servicer. This may be different than the
                                 LOAN_NBR
----------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                         A unique identifier assigned to each
                                 loan by the originator.
----------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                       Servicer Client Number
----------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                Contains a unique number as assigned by
                                 an external servicer to identify a group
                                 of loans in their system.
----------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME              First Name of the Borrower.
----------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME               Last name of the borrower.
----------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                     Street Name and Number of Property
----------------------------------------------------------------------------------------------------------------------------
PROP_STATE                       The state where the  property located.
----------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                         Zip code where the property is located.
----------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next                                   MM/DD/YYYY
                                 payment is due to the servicer at the end
                                 of processing cycle, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE            The date a particular bankruptcy                                    MM/DD/YYYY
                                 claim was filed.
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy
                                 was filed.
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR              The case number assigned by the court to
                                 the bankruptcy filing.
----------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE           The payment due date once the bankruptcy                            MM/DD/YYYY
                                 has been approved by the courts
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From                                   MM/DD/YYYY
                                 Bankruptcy. Either by Dismissal,
                                 Discharged and/or a Motion For Relief
                                 Was Granted.
----------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved                           MM/DD/YYYY
                                 By The Servicer
----------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For
                                 A Loan Such As;
----------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is                               MM/DD/YYYY
                                 Scheduled To End/Close
----------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually                            MM/DD/YYYY
                                 Completed
----------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the                             MM/DD/YYYY
                                 servicer with instructions to begin
                                 foreclosure proceedings.
----------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to                               MM/DD/YYYY
                                 Pursue Foreclosure
----------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney                            MM/DD/YYYY
                                 in a Foreclosure Action
----------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is                             MM/DD/YYYY
                                 expected to occur.
----------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.                            MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                  The amount a property sold for at the                     2         No commas(,) or dollar
                                 foreclosure sale.                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE              The date the servicer initiates eviction                            MM/DD/YYYY
                                 of the borrower.
----------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE          The date the court revokes legal                                    MM/DD/YYYY
                                 possession of the property from the borrower.
----------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                       The price at which an REO property is                     2         No commas(,) or dollar
                                 marketed.                                                           signs ($)
----------------------------------------------------------------------------------------------------------------------------
LIST_DATE                        The date an REO property is listed at a                             MM/DD/YYYY
                                 particular price.
----------------------------------------------------------------------------------------------------------------------------

                                       B-1

----------------------------------------------------------------------------------------------------------------------------

OFFER_AMT                        The dollar value of an offer for an REO                   2         No commas(,) or dollar
                                 property.                                                           signs ($)
----------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                  The date an offer is received by DA Admin                           MM/DD/YYYY
                                 or by the Servicer.
----------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                 The date the REO sale of the property is                            MM/DD/YYYY
                                 scheduled to close.
----------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                             MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                    Classification of how the property is
                                 occupied.
----------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE              A code that indicates the condition of
                                 the property.
----------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE             The date a  property inspection is                                  MM/DD/YYYY
                                 performed.
----------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                   The date the appraisal was done.                                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                    The current "as is" value of the                          2
                                 property based on brokers price opinion
                                 or appraisal.
----------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                The amount the property would be worth                    2
                                 if repairs are completed pursuant to a
                                 broker's price opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------------
IF APPLICABLE:
----------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE               The circumstances which caused a
                                 borrower to stop paying on a loan. Code
                                 indicates the reason why the loan is in
                                 default for this cycle.
----------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed                             MM/DD/YYYY
                                 With Mortgage Insurance Company.
----------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                            No commas(,) or dollar
                                                                                                     signs ($)
----------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed                           MM/DD/YYYY
                                 Claim Payment
----------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On                 2         No commas(,) or dollar
                                 Claim                                                               signs ($)
----------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance                            MM/DD/YYYY
                                 Company
----------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance                 2         No commas(,) or dollar
                                 Company                                                             signs ($)
----------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was                            MM/DD/YYYY
                                 Issued By The Pool Insurer
----------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance                    2         No commas(,) or dollar
                                 Company                                                             signs ($)
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                            MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                          2         No commas(,) or dollar
                                                                                                     signs ($)
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                             MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                           2         No commas(,) or dollar
                                                                                                     signs ($)
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                            MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                          2         No commas(,) or dollar
                                                                                                     signs ($)
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment                             MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                           2         No commas(,) or dollar
                                                                                                     signs ($)
----------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans                           MM/DD/YYYY
                                 Admin
----------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim                             MM/DD/YYYY
                                 Payment
----------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim                   2         No commas(,) or dollar
                                                                                                     signs ($)
----------------------------------------------------------------------------------------------------------------------------

                                       B-2

--------------------------------------------------------------------------------
EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING
--------------------------------------------------------------------------------

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

      o   ASUM-Approved Assumption

      o   BAP- Borrower Assistance Program

      o   CO-  Charge Off

      o   DIL- Deed-in-Lieu

      o   FFA- Formal Forbearance Agreement

      o   MOD- Loan Modification

      o   PRE- Pre-Sale

      o   SS-  Short Sale

      o   MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

      o   Mortgagor

      o   Tenant

      o   Unknown

      o   Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

      o   Damaged

      o   Excellent

      o   Fair

      o   Gone

      o   Good

      o   Poor

      o   Special Hazard

      o   Unknown

                                       B-3

--------------------------------------------------------------------------------
EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED
--------------------------------------------------------------------------------

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

      --------------------------------------------------------------------
      DELINQUENCY CODE        DELINQUENCY DESCRIPTION
      --------------------------------------------------------------------
      001                     FNMA-Death of principal mortgagor
      --------------------------------------------------------------------
      002                     FNMA-Illness of principal mortgagor
      --------------------------------------------------------------------
      003                     FNMA-Illness of mortgagor's family member
      --------------------------------------------------------------------
      004                     FNMA-Death of mortgagor's family member
      --------------------------------------------------------------------
      005                     FNMA-Marital difficulties
      --------------------------------------------------------------------
      006                     FNMA-Curtailment of income
      --------------------------------------------------------------------
      007                     FNMA-Excessive Obligation
      --------------------------------------------------------------------
      008                     FNMA-Abandonment of property
      --------------------------------------------------------------------
      009                     FNMA-Distant employee transfer
      --------------------------------------------------------------------
      011                     FNMA-Property problem
      --------------------------------------------------------------------
      012                     FNMA-Inability to sell property
      --------------------------------------------------------------------
      013                     FNMA-Inability to rent property
      --------------------------------------------------------------------
      014                     FNMA-Military Service
      --------------------------------------------------------------------
      015                     FNMA-Other
      --------------------------------------------------------------------
      016                     FNMA-Unemployment
      --------------------------------------------------------------------
      017                     FNMA-Business failure
      --------------------------------------------------------------------
      019                     FNMA-Casualty loss
      --------------------------------------------------------------------
      022                     FNMA-Energy environment costs
      --------------------------------------------------------------------
      023                     FNMA-Servicing problems
      --------------------------------------------------------------------
      026                     FNMA-Payment adjustment
      --------------------------------------------------------------------
      027                     FNMA-Payment dispute
      --------------------------------------------------------------------
      029                     FNMA-Transfer of ownership pending
      --------------------------------------------------------------------
      030                     FNMA-Fraud
      --------------------------------------------------------------------
      031                     FNMA-Unable to contact borrower
      --------------------------------------------------------------------
      INC                     FNMA-Incarceration
      --------------------------------------------------------------------

                                       B-4

--------------------------------------------------------------------------------
EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED
--------------------------------------------------------------------------------

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

      --------------------------------------------------------------------
          STATUS CODE         STATUS DESCRIPTION
      --------------------------------------------------------------------
              09              Forbearance
      --------------------------------------------------------------------
              17              Pre-foreclosure Sale Closing Plan Accepted
      --------------------------------------------------------------------
              24              Government Seizure
      --------------------------------------------------------------------
              26              Refinance
      --------------------------------------------------------------------
              27              Assumption
      --------------------------------------------------------------------
              28              Modification
      --------------------------------------------------------------------
              29              Charge-Off
      --------------------------------------------------------------------
              30              Third Party Sale
      --------------------------------------------------------------------
              31              Probate
      --------------------------------------------------------------------
              32              Military Indulgence
      --------------------------------------------------------------------
              43              Foreclosure Started
      --------------------------------------------------------------------
              44              Deed-in-Lieu Started
      --------------------------------------------------------------------
              49              Assignment Completed
      --------------------------------------------------------------------
              61              Second Lien Considerations
      --------------------------------------------------------------------
              62              Veteran's Affairs-No Bid
      --------------------------------------------------------------------
              63              Veteran's Affairs-Refund
      --------------------------------------------------------------------
              64              Veteran's Affairs-Buydown
      --------------------------------------------------------------------
              65              Chapter 7 Bankruptcy
      --------------------------------------------------------------------
              66              Chapter 11 Bankruptcy
      --------------------------------------------------------------------
              67              Chapter 13 Bankruptcy
      --------------------------------------------------------------------

                                       B-5

--------------------------------------------------------------------------------
EXHIBIT G-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COLUMN NAME              DESCRIPTION                                       DECIMAL   FORMAT COMMENT                       MAX SIZE
-----------------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR         A value assigned by the Servicer to define a                Text up to 10 digits                       20
                         group of loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to each loan by the            Text up to 10 digits                       10
                         investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the                   Text up to 10 digits                       10
                         Servicer. This may be different than the
                         LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in the file. It               Maximum length of 30 (Last, First)         30
                         is not separated by first and last name.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled            2      No commas(,) or dollar signs ($)           11
                         interest payment that a borrower is expected to
                         pay, P&I constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by the            4      Max length of 6                             6
                         Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate less the service        4      Max length of 6                             6
                         fee rate as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as reported       4      Max length of 6                             6
                         by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as reported     2      No commas(,) or dollar signs ($)           11
                         by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as reported by the       2      No commas(,) or dollar signs ($)           11
                         Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.       4      Max length of 6                             6
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using to calculate a       4      Max length of 6                             6
                         forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the       2      No commas(,) or dollar signs ($)           11
                         beginning of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL        The borrower's actual principal balance at the       2      No commas(,) or dollar signs ($)           11
                         end of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the            MM/DD/YYYY                                 10
                         borrower's next payment is due to the Servicer,
                         as reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be applied.          2      No commas(,) or dollar signs ($)           11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the first              MM/DD/YYYY                                 10
                         curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first                2      No commas(,) or dollar signs ($)           11
                         curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be applied.         2      No commas(,) or dollar signs ($)           11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated with the second             MM/DD/YYYY                                 10
                         curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second               2      No commas(,) or dollar signs ($)           11
                         curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be applied.          2      No commas(,) or dollar signs ($)           11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3         The curtailment date associated with the third              MM/DD/YYYY                                 10
                         curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third                2      No commas(,) or dollar signs ($)           11
                         curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------

                                       B-6

-----------------------------------------------------------------------------------------------------------------------------------

PIF_AMT                  The loan "paid in full" amount as reported by        2      No commas(,) or dollar signs ($)           11
                         the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                 The paid in full date as reported by the                    MM/DD/YYYY                                 10
                         Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE              The standard FNMA numeric code used to                      Action Code Key: 15=Bankruptcy,             2
                         indicate the default/delinquent status of a                 30=Foreclosure, , 60=PIF,
                         particular loan.                                            63=Substitution,
                                                                                     65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as             2      No commas(,) or dollar signs ($)           11
                         reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if         2      No commas(,) or dollar signs ($)           11
                         applicable.
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.      2      No commas(,) or dollar signs ($)           11
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if     2      No commas(,) or dollar signs ($)           11
                         applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due       2      No commas(,) or dollar signs ($)           11
                         at the beginning of the cycle date to be passed
                         through to investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to investors     2      No commas(,) or dollar signs ($)           11
                         at the end of a processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as reported by        2      No commas(,) or dollar signs ($)           11
                         the Servicer for the current cycle -- only
                         applicable for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest amount less the         2      No commas(,) or dollar signs ($)           11
                         service fee amount for the current cycle as
                         reported by the Servicer -- only applicable
                         for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount collected by the         2      No commas(,) or dollar signs ($)           11
                         Servicer for the current reporting cycle --
                         only applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount less the            2      No commas(,) or dollar signs ($)           11
                         service fee amount for the current reporting
                         cycle as reported by the Servicer -- only
                         applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_AMT       The penalty amount received when a borrower          2      No commas(,) or dollar signs ($)           11
                         prepays on his loan as reported by the
                         Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_WAIVED    The prepayment penalty amount for the loan           2      No commas(,) or dollar signs ($)           11
                         waived by the servicer.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                 The Effective Payment Date of the Modification              MM/DD/YYYY                                 10
                         for the loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                 The Modification Type.                                      Varchar - value can be alpha or            30
                                                                                     numeric
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest       2      No commas(,) or dollar signs ($)           11
                         advances made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

                                       B-7

--------------------------------------------------------------------------------
EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET
--------------------------------------------------------------------------------

                  The numbers on the form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1.     The Actual Unpaid Principal Balance of the Mortgage Loan. For
             documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2.     The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3.     Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12.  Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

      13.    The total of lines 1 through 12.

      Credits:

      14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy
             Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid
             Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

      22.    The total of lines 14 through 21.

      Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

                  Total  Realized Loss (or Amount of Any Gain)

                                       B-8

      23.    The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                                       B-9

--------------------------------------------------------------------------------
EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332
--------------------------------------------------------------------------------

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by: ___________________              Date: ________________
Phone: ________________________ Email Address: _____________________

  -----------------------    --------------------    ---------------------
  Servicer Loan No.          Servicer Name           Servicer Address

  -----------------------    --------------------    ---------------------

WELLS FARGO BANK, N.A. Loan No._______________________________________________
Borrower's Name:______________________________________________________________
Property
Address:______________________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)      Actual Unpaid Principal Balance of Mortgage Loan      $____________(1)
(2)      Interest accrued at Net Rate                          _____________(2)
(3)      Accrued Servicing Fees                                _____________(3)
(4)      Attorney's Fees                                       _____________(4)
(5)      Taxes                                                 _____________(5)
(6)      Property Maintenance                                  _____________(6)
(7)      MI/Hazard Insurance Premiums                          _____________(7)
(8)      Utility Expenses                                      _____________(8)
(9)      Appraisal/BPO                                         _____________(9)
(10)     Property Inspections                                  ____________(10)
(11)     FC Costs/Other Legal Expenses                         ____________(11)
(12)     Other (itemize)                                       $___________(12)
            Cash for Keys__________________________________    ____________
            HOA/Condo Fees_________________________________    ____________
            _______________________________________________    ____________
            _______________________________________________    ____________
            TOTAL EXPENSES                                     $___________(13)

CREDITS:

(14)     Escrow Balance                                        $___________(14)
(15)     HIP Refund                                            ____________(15)
(16)     Rental Receipts                                       ____________(16)
(17)     Hazard Loss Proceeds                                  ____________(17)
(18)     Primary Mortgage Insurance Proceeds                   ____________(18)
(19)     Pool Insurance Proceeds                               ____________(19)

                                      B-10

(20)     Proceeds from Sale of Acquired Property               ____________(20)
(21)     Other (itemize)                                       ____________(21)
         __________________________________________________    ____________
         __________________________________________________    ____________
         TOTAL CREDITS                                         $___________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                        $___________(23)

                                      B-11

                                   APPENDIX I

                          Sale and Servicing Agreement

               [Please see Exhibits 10.2(A)-(E) to this Form 8-K.]